SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     October 1, 1996


                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4
             (Exact name of registrant as specified in its charter)


      California                    33-91136            33-0707612
(State or other jurisdiction     (Commission          (IRS Employer
     of incorporation)            File Number)      Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets

     WNC Housing Tax Credit Fund V, L.P., Series 4 has determined not to acquire
a  Local  Limited   Partnership   Interest  in  Valley  One,  an  Idaho  Limited
Partnership.

         The acquisition of that Local Limited Partnership Interest was reported in the Current Report on Form 8-K dated October 1, 1996.


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Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  Inapplicable.

         b.       Proforma Financial Information

                  Inapplicable.

         c.       Exhibits

                  Inapplicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4

Date:  November 18, 1996          By:      WNC &  Associates, Inc.,
                                           General Partner

                                           By:      /s/ JOHN B. LESTER, JR.
                                                    John B. Lester, Jr.,
                                                    President



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